SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):     MAY 17, 2001
                                                             ------------



                                   E-REX, INC.
             (Exact name of registrant as specified in its charter)



              NEVADA                  O-27319            88-0292890
        (State  or  other           (Commission       (I.R.S.  Employer
jurisdiction  of  incorporation)    File  Number)    (Identification No.)



                       11645 BISCAYNE BOULEVARD, SUITE 210
                              MIAMI, FLORIDA  33181
               (Address of principal executive officers) (zip code)



                                 (305) 895-3350
              (Registrant's telephone number, including area code)




         (Former name or former address, if changed since last report.)

ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On  May  17,  2001,  Gately  &  Associates,  LLC,  Independent  Certified Public
Accountants, the independent accountant previously engaged as the principal accountant to audit the financial statements of E-Rex, Inc., resigned as auditors for the Company. As Gately & Associates, LLC resigned, the decision to change accountants was not approved by the Board of Directors of the Company or by any audit or similar committee thereof.

The audit report of Gately & Associates, LLC on the financial statements of E-Rex, Inc. as of December 31, 2000 and the related consolidated statements of operations, shareholders' equity and cash flows for the year ended December 31, 2000, as well as the audit report of Varma and Associates on the financial statements of E-Rex, Inc. for the year ended December 31, 1999, the year ended December 31, 1998, the year ended December 31, 1997 and for the period from inception (August 26, 1986) to December 31,1999 (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles, except the reports were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern. During the Audit Period, and the period up to their resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report. E-Rex, Inc. has provided a copy of this disclosure to its former accountants, and requested that the former accountants furnish them with letters addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the former accountants' responses indicating agreement is included as exhibits to this report.

Upon Gately & Associates, LLC's resignation, the board of directors approved the engagement of Perez-Abreu, Aguerrebere, Sueiro LLC as the principal accountant to audit the financial statements of the Company.

ITEM  5.          OTHER  EVENTS

     Not  applicable.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

            Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.


EXHIBITS

16.1 Letter dated May 18, 2001, from Gately & Associates, LLC regarding their concurrence with the statements made by the Registrant in this Current Report.


16.2 Letter dated May 18, 2001, from Varma and Associates regarding their concurrence with the statements made by the Registrant in this Current Report.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May  18,  2001                           E-Rex,  Inc.


                                                /s/  Carl  E.  Dilley
                                                __________________________
                                                By:     Carl  E.  Dilley
                                                Its:     President